UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 30, 2014

Date of Report (Date of earliest event reported)

SILVER SPRING NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35828	43-1966972
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Broadway Street, Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)

(650) 839-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2014, Silver Spring Networks, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2014. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information contained in this Item 2.02 or in the accompanying Exhibit 99.1 be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Carrie Kalinowski, the Company’s Vice President, Finance and Corporate Controller and Principal Accounting Officer, informed the Company that she is resigning from the Company effective May 14, 2014.

(c)

The Company’s Board of Directors has appointed James P. Burns, 50, the Company’s Executive Vice President and Chief Financial Officer and Principal Financial Officer, as the Company’s Principal Accounting Officer effective May 14, 2014, following Mrs. Kaliowski’s resignation. Mr. Burns has served as our Executive Vice President and Chief Financial Officer since September 2013. From October 2012 until August 2013, Mr. Burns worked as an independent consultant. From 1988 until October 2012, Mr. Burns served in multiple roles at Hewlett-Packard Company, an information technology company, most recently as Chief Operating Officer and Senior Vice President of Operations for the Enterprise Services division from July 2011 until October 2012 and Chief Financial Officer and Vice President for the Enterprise Business division from May 2010 until June 2011. Mr. Burns holds a B.S. in Accounting from Santa Clara University.

The offer letter that Mr. Burns entered into with the Company in connection with his appointment as Executive Vice President and Chief Financial Officer in September 2013 was not changed as a result of his appointment as the Principal Accounting Officer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Press release, dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER SPRING NETWORKS, INC.

Date: May 6, 2014	By:	/s/ James P. Burns
		Name:	James P. Burns
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release, dated May 6, 2014.